Filed pursuant to Rule 433 | Registration Statement Nos. 333-162219, 333-162219-01, 333-162193 and 333-162193-01

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RBS ETN News

RBS US Gold Trendpilot ETN (TBAR)
Press Release
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RBS US Mid Cap Trendpilot ETN
(TRNM) Press Release
Click here

RBS US Large Cap Trendpilot ETN
(TRND) Press Release
Click here

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

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Name	Ticker	Maturity	Inception Date	Annual Investor Fees
RBS Gold Trendpilot ETN	TBAR	02/15/41	02/17/11	1.00%*
RBS Oil Trendpilot ETN	TWTI	09/10/41	09/15/11	1.10%*
RBS US Large Cap Trendpilot ETN	TRND	12/07/40	12/06/10	1.00%*
RBS US Mid Cap Trendpilot ETN	TRNM	01/25/41	01/25/11	1.00%*

With respect to the RBS Gold Trendpilot ETNs, RBS US Large Cap Trendpilot ETNs and RBS US Mid Cap Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.00% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

With respect to the RBS Oil Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.10% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS (toll-free).

Privacy Statement Terms & Conditions

What are RBS Exchange Traded Notes?

RBS Exchange Traded notes (ETNs) are unsecured and senior obligations of the relevant issuing RBS entity (the Issuer), which is either The Royal Bank of
Scotland N.V. (RBS N.V.) or The Royal Bank of Scotland plc (RBS plc). RBS ETNs
issued by RBS N.V. and RBS plc are fully and unconditionally guaranteed by RBS
Holdings N.V. (RBS Holdings) and The Royal Bank of Scotland Group plc (RBS
Group), respectively. Any payments on the RBS ETNs when they become due at maturity or upon early repurchase or redemption are dependent on the ability of the relevant Issuer to pay. The returns on the RBS ETNs track the performance of an underlying market measure(s). RBS ETNs are registered with the Securities and Exchange Commission (SEC) under the Securities Act of 1933, and are listed on a U.S. securities exchange.

To download a PDF copy of the FAQs, click here
                                                                               3

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The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                               4

What are some of the market measures to which an RBS ETN can be linked?

The return on RBS ETNs may track underlying market measures across various asset classes, such as equity or commodity indices, bond futures indices, and currencies. The underlying market measure(s) to which your ETN is linked will be described in the pricing supplement and prospectus applicable to your RBS
ETN.

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN? What are some of the key risks to investing in RBS ETNs? What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                               5

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

RBS ETNs are listed and traded on a U.S. securities exchange, and can be bought and sold during trading hours. You can buy RBS ETNs through your broker, your financial advisor or an online trading platform. If an active secondary market develops, we expect that most purchases and sales of RBS ETNs will occur in the secondary market during trading hours, in the same way as you would buy or sell stocks.

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN? What are some of the key risks to investing in RBS ETNs? What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                               6

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

If you own an RBS ETN on its maturity date, the relevant Issuer will pay you an amount in cash equal to the redemption value of your ETN. The redemption value of an ETN will depend on the performance of the underlying market measure (s)
to which the ETN is linked, less the applicable investor fees. Any payment at maturity of the ETNs is subject to the ability of the relevant Issuer and, in the case of the guarantee, the applicable guarantor, to satisfy their obligations when due.

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN? What are some of the key risks to investing in RBS ETNs? What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                               7

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

If you own a minimum amount of a specific RBS ETN, you can offer to have your
ETNs repurchased by the relevant Issuer at the redemption value through your broker, provided that your broker offers at least a minimum amount for repurchase. This minimum amount, and the procedures that your broker will have to follow in order to have ETNs repurchased by the relevant Issuer, will be stated in the pricing supplement and prospectus related to your ETNs.

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN? What are some of the key risks to investing in RBS ETNs? What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                               8

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

The redemption value of an RBS ETN means the amount that would be payable by the relevant Issuer to the investor if the ETN were to be repurchased or redeemed by such Issuer either prior to or on the maturity date. The redemption value for an RBS ETN on any given day will depend on the performance of the underlying market measure(s) which the ETN tracks, less the applicable investor fee and repurchase fee. The applicable pricing supplement and prospectus describe how this amount is determined for the relevant RBS ETNs. The daily redemption value for each outstanding RBS ETN will be published on
www.rbs.com/etnUS. Information contained on that website is not incorporated by reference in, and should not be considered a part of, this document.

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN? What are some of the key risks to investing in RBS ETNs? What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                               9

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

The market price of an RBS ETN is the bid or ask price for that ETN as quoted on the relevant U.S. securities exchange on which the ETN is listed. As with stocks, the market price of an ETN will depend on the supply and demand for that ETN, as well various other factors, including market conditions and the issuer's actual or perceived creditworthiness. The redemption value of an RBS
ETN, however, is calculated by RBS Securities Inc., as calculation agent, based on the performance of the underlying market measure(s), reduced by the applicable investor fee, in accordance with a predetermined formula. The redemption value will not fluctuate based on the supply or demand for the RBS
ETNs as traded on the U.S. securities exchange, nor will it fluctuate in response to any changes in the issuer's credit ratings. However, because the redemption value depends on the performance of the underlying market measure(s), which can fluctuate based on market conditions, changes in market conditions may have an impact on the redemption values of the RBS ETNs.

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN?

What are some of the key risks to investing in RBS ETNs?

What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                              10

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

Yes. Yes. The market price for an RBS ETN may, at any time, be higher or lower than its redemption value for various reasons. For example, market or other factors could potentially prevent the relevant Issuer from issuing additional securities of existing RBS ETNs, which may result in increased demand for those
ETNs, causing those ETNs to trade at a premium in the secondary market.
Conversely, events such as an issuer credit rating downgrade may adversely impact the market price of RBS ETNs, causing it to trade at a discount to their redemption value. The daily repurchase feature described above is intended to induce arbitrageurs to counteract any trading of the RBS ETNs at a discount to their indicative value. However, we cannot assure you that arbitrageurs will use the repurchase feature in this manner.

What is the tax treatment of an investment in an RBS ETN? What are some of the key risks to investing in RBS ETNs? What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                              11

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN?

You should review carefully the section in the applicable pricing supplement entitled "U.S. Federal Income Tax Consequences."

What are some of the key risks to investing in RBS ETNs?

What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                              12

Home Product List Learn about RBS ETNs Contact US About Us

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Exchange Traded Notes Frequently Asked Questions

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN?

What are some of the key risks to investing in RBS ETNs?

The applicable pricing supplement and prospectus for your RBS ETNs will describe material risks related to an investment in RBS ETNs. These risks include the following:

- *Credit risk of the issuer.* All payments on RBS ETNs will depend on the ability of the relevant Issuer to pay its obligations when due. RBS ETNs issued by RBS N.V. and RBS plc are also fully and unconditionally guaranteed by RBS Holdings and RBS Group, respectively. As such, if the relevant Issuer fails to make any required payments on the ETNs, your receipt of such payments will depend on the ability of the applicable guarantor to pay its obligations. RBS ETNs do not guarantee any return to you of the principal invested. RBS ETNs are not FDIC insured.

- *Market Risk.* The return on an RBS ETN will depend on the performance of the underlying market measure(s) which it tracks. The underlying market measure(s) may perform poorly, resulting in a negative impact on the RBS ETN and may result in a loss to the investor.

- *Investor Fee.* The amount payable at maturity or upon early repurchase or redemption of your ETNs is reduced by the aggregate investor fee applicable to your ETNs. As a result, the level of the underlying market measure(s) to which your ETNs are linked must increase by an amount sufficient to offset such in order for you to receive at least the face amount of your investment at maturity or upon early repurchase or redemption. If the level of the underlying market measure(s) decreases or does not increase sufficiently, you will receive less, and possibly significantly less, than the face amount of your investment at maturity or upon early repurchase or redemption.

- *Liquidity risk.* Even though RBS ETNs are expected to be listed on a U.S. securities exchange, there is no guarantee that the listing will be maintained or that a secondary market will develop. The relevant Issuer is not required to maintain any listing of RBS ETNs on any securities exchange.

- *Restrictions. on your ability to offer RBS ETNs for repurchase by the issuer.* Through your broker, you may offer RBS ETNs for repurchase by the relevant Issuer only if minimum amounts are offered and certain procedures described in the applicable pricing supplement are followed.

- *Call risk.* The relevant Issuer also has the right to redeem your ETNs at its option. If the relevant Issuer elects to repurchase your ETNs at its option, you may not be able to reinvest the proceeds that you receive in another investment comparable to the RBS ETNs.

- *Uncertain tax treatment* Significant aspects of the U.S. federal income tax treatment of the ETNs are uncertain, and the Internal Revenue Service or a court might not agree with the tax consequences described in the applicable pricing supplement.

What else should I consider?

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS (toll-free).

Privacy Statement Terms & Conditions

What are some of the market measures to which an RBS ETN can be linked?

How do I buy or sell an RBS ETN?

What happens if I buy and hold an RBS ETN to its maturity?

Can I offer my RBS ETNs for repurchase by the relevant Issuer before their maturity date?

What is the redemption value of an RBS ETN?

What is the difference between the market price of an RBS ETN and its redemption value?

Can an RBS ETN trade at a premium or discount to its redemption value?

What is the tax treatment of an investment in an RBS ETN? What are some of the key risks to investing in RBS ETNs? What else should I consider?

RBS ETNs are not suitable for all investors. Before buying an RBS ETN, you should carefully read the applicable pricing supplement and prospectus, which contains a description of the material terms of the RBS ETNs, including risks that you should consider. You should not buy any RBS ETNs if you are not willing to risk losing some or all of your investment, if you want an income stream, or if you are unwilling to be exposed to fluctuations in the market price of your ETNs and the performance of the underlying market measure which your ETN tracks.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                              14

Contact Form for Registered Investment Advisers  and Broker-Dealers to Receive
Further Information about the RBS Trendpilot ETNs:

If you are a Registered Investment Adviser or Broker-Dealer and are interested in receiving further information about the RBS Trendpilot ETNs from a Pacer
Financial, Inc., our marketing intermediary, please provide us your contact information below.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855 -RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                              15

Telephone

Individual Investors

RBS ETNs are listed and traded on a U.S. securities exchange, and can be bought and sold during trading hours. You can get more information about RBS ETNs through your broker, your financial advisor or an online trading platform.

Financial Professionals

For more information on the RBS Trendpilot(TM) ETNs please contact:
855.RBS.ETPS

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc,
The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any
RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov .
Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855 -RBS-ETPS
(toll-free).

                                          Privacy Statement Terms and Conditions
                                                                              16

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About Us

RBS Securities Inc. ("RBSSI") is an indirect wholly owned subsidiary of The Royal Bank of Scotland Group plc ("RBSG").

RBSSI is a Securities and Exchange Commission ("SEC") registered broker-dealer, a primary dealer of U.S. Government securities and a Commodity Futures Trading Commission ("CFTC") designated Futures Commission Merchant ("FCM"). RBSSI is a member of the Securities Investor Protection Corporation (SIPC) and the Financial Industry Regulatory Authority (FINRA). RBSSI transacts primarily with institutional counterparties and government sponsored entities.

RBSG and its respective affiliates undertake their respective U.S. securities businesses through RBSSI.



RBS Americas Headquarters
600 Washington Boulevard
Stamford, CT 06901

The Royal Bank of Scotland Group plc

RBSG is a public limited company incorporated in Scotland. RBSG is the holding company of a large global banking and financial services group. Headquartered in Edinburgh, the Group operates in the United Kingdom, the United States and internationally through its two principal subsidiaries, RBS and NatWest. Both RBS and NatWest are major U.K. clearing banks whose origins go back over 275 years.

In the United States, the Group's subsidiary Citizens Financial Group, Inc. is a large commercial banking organization. The Group has a large and diversified customer base and provides a wide range of products and services to personal, commercial and large corporate and institutional customers.

For additional information about our us, click here.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855 -RBS-ETPS (toll-free).

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2 Products found

Name	Ticker	Maturity	Inception Date	Annual Investor Fees
RBS Gold Trendpilot ETN	TBAR	02/15/41	02/17/11	1.00%*
RBS Oil Trendpilot ETN	TWTI	09/10/41	09/15/11	1.10%*

With respect to the RBS Gold Trendpilot ETNs, RBS US Large Cap Trendpilot ETNs and RBS US Mid Cap Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.00% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

With respect to the RBS Oil Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.10% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS (toll-free).

Privacy Statement Terms & Conditions

Home Product List Learn about RBS ETNs Contact US About Us

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Choose an asset class: Commodity

Choose an underlying: RBS Gold Trendpilot Inde

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1 product found

Name	Ticker	Maturity	Inception Date	Annual Investor Fees
RBS Gold Trendpilot ETN	TBAR	02/15/41	02/17/11	1.00%*

With respect to the RBS Gold Trendpilot ETNs, RBS US Large Cap Trendpilot ETNs and RBS US Mid Cap Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.00% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

With respect to the RBS Oil Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.10% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS (toll-free).

Privacy Statement Terms & Conditions

Home Product List Learn about RBS ETNs Contact US About Us

Search:

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Products
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About Us

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Choose an asset class: Commodity

Choose an underlying: RBS Oil Trendpilot Index

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1 product found

Name	Ticker	Maturity	Inception Date	Annual Investor Fees
RBS Oil Trendpilot ETN	TWTI	09/10/41	09/15/11	1.10%*

With respect to the RBS Gold Trendpilot ETNs, RBS US Large Cap Trendpilot ETNs and RBS US Mid Cap Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.00% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

With respect to the RBS Oil Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.10% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS (toll-free).

Privacy Statement Terms & Conditions

Home Product List Learn about RBS ETNs Contact US About Us

Search:
CUSIP, Text

Products
Learn About RBS ETNs
About Us

Products

Product List
filter and explore

Choose an asset class: Index

Choose an underlying: * Your choice *

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2 Products found

Name	Ticker	Maturity	Inception Date	Annual Investor Fees
RBS US Large Cap Trendpilot ETN	TRND	12/07/40	12/06/10	1.00%*
RBS US Mid Cap Trendpilot ETN	TRNM	01/25/41	01/25/11	1.00%*

With respect to the RBS Gold Trendpilot ETNs, RBS US Large Cap Trendpilot ETNs and RBS US Mid Cap Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.00% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

With respect to the RBS Oil Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.10% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS (toll-free).

Privacy Statement Terms & Conditions

Home Product List Learn about RBS ETNs Contact US About Us

Search:
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Products
Learn About RBS ETNs
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Products

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Choose an asset class: Index

Choose an underlying: RBS US Large Cap Tren

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1 product found

Name	Ticker	Maturity	Inception Date	Annual Investor Fees
RBS US Large Cap Trendpilot ETN	TRND	12/07/40	12/06/10	1.00%*

With respect to the RBS Gold Trendpilot ETNs, RBS US Large Cap Trendpilot ETNs and RBS US Mid Cap Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.00% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

With respect to the RBS Oil Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.10% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS (toll-free).

Privacy Statement Terms & Conditions

Home Product List Learn about RBS ETNs Contact US About Us

Search:

CUSIP, Text

Products
Learn About RBS ETNs
About Us

Products

Product List
filter and explore

Choose an asset class: Index

Choose an underlying: RBS US Mid Cap Trendp

RESET SEARCH FILTERS

1 product found

Name	Ticker	Maturity	Inception Date	Annual Investor Fees
RBS US Mid Cap Trendpilot ETN	TRNM	01/25/41	01/25/11	1.00%*

With respect to the RBS Gold Trendpilot ETNs, RBS US Large Cap Trendpilot ETNs and RBS US Mid Cap Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.00% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

With respect to the RBS Oil Trendpilot ETNs, when tracking the Benchmark Index, the RBS Trendpilot ETNs will have an investor fee of 1.10% per annum. When tracking the 3-month US T-Bills, the RBS Trendpilot ETNs will have an investor fee of 0.50% per annum. Fees accrue daily.

The Royal Bank of Scotland plc (RBS plc), The Royal Bank of Scotland Group plc, The Royal Bank of Scotland N.V. (RBS N.V.), RBS Holdings N.V. (collectively, the RBS Entities) have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC) for the offering of RBS ETNs to which this communication may relate. Before you invest in any RBS ETNs, you should read the relevant prospectus in such registration statement and other documents that have been filed with the SEC for more complete information about the relevant RBS Entities and offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov . Alternatively, RBS N.V., RBS plc, RBS Securities Inc. or any dealer participating in the relevant offering will arrange to send you the relevant prospectus and pricing supplements if you request by calling 1-855-RBS-ETPS (toll-free).

Privacy Statement Terms & Conditions